EXECUTION VERSION AMENDMENT NO. 2 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of September 18, 2026 (this “Amendment”), among CL LSF SPV I, LLC, as borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as servicer (the “Servicer”), DEUTSCHE BANK AG, NEW YORK BRANCH, as lender (the “Lender”), each of WESTERN ALLIANCE BANK, EAST WEST BANK and APPLE BANK, as joining lenders (collectively, the “Joining Lenders” and each, a “Joining Lender” and, collectively with the Lender, the “Lenders”), DEUTSCHE BANK AG, NEW YORK BRANCH, as facility agent (in such capacity, the “Facility Agent”), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the “Collateral Agent”) and as collateral custodian (in such capacity, the “Collateral Custodian”). WHEREAS, the Borrower, the Servicer, the Facility Agent, the Lender, the Collateral Agent and the Collateral Custodian are party to the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among the Borrower, the Servicer, CRESTLINE LENDING SOLUTIONS, LLC, as equityholder, the Lenders from time to time party thereto, the Facility Agent, the Collateral Agent and the Collateral Custodian; WHEREAS, each of the Joining Lenders desires to become a party to the Loan Agreement upon giving effect to this Amendment; WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein; and WHEREAS, the Facility Agent hereby authorizes and directs the Collateral Agent and the Collateral Custodian to execute and deliver this Amendment. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement. ARTICLE II SECTION 2.1. Amendments to the Loan Agreement. As of the date hereof, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

2 SECTION 2.2. Amendments to the Exhibits and Schedules to the Loan Agreement. As of the date of this Amendment, the Exhibits and Schedules to the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules to the Loan Agreement attached as Appendix B hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Servicer hereby represent and warrant to each other party hereto that, as of the date first written above, (i) no Unmatured Event of Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; (b) the Facility Agent’s receipt of (i) a good standing certificate for each of the Borrower and the Servicer, (ii) a copy of the written consent or other authorizing resolutions of each of the Borrower and the Servicer approving this Amendment and the transactions contemplated hereby on behalf of the Borrower and the Servicer, certified by an authorized officer thereof and (iii) the executed legal opinions of Akin Gump Strauss Hauer & Feld LLP and Eversheds Sutherland (US) LLP, counsels to the Borrower and the Servicer, in form and substance acceptable to the Facility Agent and covering such matters as the Facility Agent may reasonably request; (c) all fees (including reasonable and documented fees, disbursements and other charges of external counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full; and (d) the execution and delivery of a Joinder Agreement for each of the Joining Lenders.

3 ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes. SECTION 5.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.6. Reallocation. Upon its execution hereof, the Facility Agent hereby executes and delivers the notice (the “Reallocation Notice”) attached hereto as Appendix C to the Lenders, the Borrower and the Collateral Agent. Upon its execution hereof, each of the Borrower, the Collateral Agent and the Lenders hereby acknowledges and agrees to the Reallocation Notice. [Signature pages follow]

Docusign Envelope ID: A65BA758-3036-8BOB-80CF-5FD4A6E43BA3 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. CL LSF SPV I, LLC, as Borrower By: Crestline Lending Solutions, LLC, its member DocuSigned by: Clans Semple By: A490EBOECBEF428... Name: Chris Semple Title: Chief Executive Officer [Signature Page to Amendment 2 to LFSA]

Docusign Envelope ID: A65BA758-3036-8BOB-80CF-5FD4A6E43BA3 CRESTLINE LENDING SOLUTIONS, LLC, as Servicer DocuSigned by: (lus Semple By: A490EBOECBEFA28... Name: Chris Semple Title: Chief Executive Officer [Signature Page to Amendment 2 to LFSA]

[Signature Page to Amendment 2 to LFSA] DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent By: Name: Title: By: Name: Title:

[Signature Page to Amendment 2 to LFSA] DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Lender By: Name: Title: By: Name: Title:

[Signature Page to Amendment 2 to LFSA] WESTERN ALLIANCE BANK, as an Agent and as a Dollar Lender By: Name: Grant Pritchard Title: Managing Director

[Signature Page to Amendment 2 to LFSA] EAST WEST BANK, as an Agent and as a Dollar Lender By: Name: Title:

APPLE BANK, as an Agent and as a Dollar By: Lender Nak aa Ke N Title: Managing Director [Signature Page to Amendment 2 to LFSA]

[Signature Page to Amendment 2 to LFSA] Information Classification: Confidential STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian By: Name: Scott Berry Title: Vice President

Appendix A ppendix

EXECUTION VERSION Conformed through Amendment No. 12 dated July 29September 18, 2026 USActive 29498043.20 LOAN FINANCING AND SERVICING AGREEMENT dated as of September 19, 2025 CL LSF SPV I, LLC, as Borrower CRESTLINE LENDING SOLUTIONS, LLC, as Equityholder and as Servicer THE LENDERS FROM TIME TO TIME PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent THE OTHER AGENTS PARTIES HERETO, and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian

USActive 29498043.20 - -i- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.1 Defined Terms. ......................................................................................1 Section 1.2 Other Definitional Provisions. .............................................................58 ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTES Section 2.1 Advances..............................................................................................60 Section 2.2 Funding of Advances. ..........................................................................60 Section 2.3 Notes. ...................................................................................................62 Section 2.4 Repayment and Prepayments. ..............................................................63 Section 2.5 Permanent Reduction of Committed Facility Amount. .......................63 Section 2.6 Extension of Revolving Period. ...........................................................64 Section 2.7 Calculation of Discount Factor. ...........................................................64 Section 2.8 Increase of Committed Facility Amount..............................................65 Section 2.9 Defaulting Lenders...............................................................................65 ARTICLE III YIELD, UNDRAWN FEE, ETC. Section 3.1 Yield and Undrawn Fee. ......................................................................67 Section 3.2 Yield and Undrawn Fee Distribution Dates.........................................67 Section 3.3 Yield Calculation. ................................................................................67 Section 3.4 Computation of Yield, Fees, Etc..........................................................67 ARTICLE IV PAYMENTS; TAXES Section 4.1 Making of Payments. ...........................................................................68 Section 4.2 Due Date Extension. ............................................................................68 Section 4.3 Taxes. ...................................................................................................68

-13- “Commitment” means, for each Committed Lender, (a) prior to the Facility Termination Date, the commitment of such Committed Lender to make Advances to the Borrower in an amount not to exceed, in the aggregate, the amount set forth opposite such Committed Lender’s name under “Committed Facility Amount” on Annex B or pursuant to the assignment executed by such Committed Lender and its assignee(s) and delivered pursuant to Article XV or pursuant to a Joinder Agreement executed and delivered pursuant to Article XV (as such Commitment may be reduced as set forth in Section 2.5 or increased as set forth in Section 2.8), and (b) on and after the earlier to occur of (i) the Facility Termination Date and (ii) the end of the Revolving Period, such Committed Lender’s pro rata share of all Advances Outstanding. “Committed Facility Amount” means, as of any date of determination (a) prior to the end of the Revolving Period, $350,000,000550,000,000, as such amount may be permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8 or (b) from and after the end of the Revolving Period, the Advances Outstanding as of such date; provided that, in no event shall the Committed Facility Amount exceed $1,000,000,000. “Committed Lenders” means, for any Lender Group, the Person(s) executing this Agreement in the capacity of a “Committed Lender” for such Lender Group (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in accordance with the terms of this Agreement. “Competitor” means (a) any Person primarily engaged in the business of lending to middle-market or lower-middle-market companies or investing in loans to middle-market or lower-middle-market companies, which is in direct or indirect competition with the Borrower, the Equityholder, the Servicer, any sub-advisor of the Servicer, or any Affiliate thereof that is an investment advisor, (b) any Person controlled by, or controlling, or under common control with, a Person referred to in clause (a) above, (c) any Person for which a Person referred to in clause (a) above serves as an investment advisor with discretionary investment authority or (d) any public or private business development company (including any applicable external investment manager and Affiliates thereof). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Constituent Documents” means, for any Person, its constituent or organizational documents, including: (a) in the case of any limited partnership, joint venture, trust or other form of business entity, the limited partnership agreement, joint venture agreement, articles of association or other applicable certificate or agreement of registration or formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or jurisdiction of its formation; (b) in the case of any limited liability company, the certificate or articles of formation and operating agreement for such Person; (c) in the case of a corporation or exempted company, the certificate or articles of incorporation or association and the bylaws for such Person or its memorandum and articles of association; and (d) in the case of any trust, the trust deed, declaration of trust or equivalent establishing such trust, in each such case as it may be restated, modified, amended or supplemented from time to time.

-30- that is secured by a first or second priority perfected security interest or lien in or on specified collateral securing the issuer’s obligations under such note. “Foreign Currency Advance Amount (Aggregate)” means, on any Measurement Date and with respect to all Eligible Currencies (other than Dollars), the equivalent in Dollars of the aggregate principal amount of all Advances denominated in an Eligible Currency other than Dollars outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, in each case, after giving effect to all repayments of Advances and the making of new Advances on such date. “Foreign Currency Advance Amount (Individual)” means, on any Measurement Date and with respect to each Eligible Currency (other than Dollars), the equivalent in Dollars of the aggregate principal amount of all Advances denominated in such Eligible Currency outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, in each case, after giving effect to all repayments of Advances and the making of new Advances on such date. “Foreign Currency Sublimit (Aggregate)” means, on any Measurement Date and with respect to all Eligible Currencies (other than Dollars), a Dollar amount equal to 20% of the Committed Facility Amount on such date. “Foreign Currency Sublimit (Individual)” means, on any Measurement Date and with respect to each Eligible Currency (other than Dollars), a Dollar amount equal to (a) the sum of each applicable Lender’s Commitment to make Advances in such Eligible Currency as of such date divided by (b) the aggregate Commitments as of such date. “Foreign Currency Sublimit Compliance Test” means, a test that will be satisfied as of any Measurement Date if (a) the Foreign Currency Advance Amount (Aggregate) does not exceed the Foreign Currency Sublimit (Aggregate) as of such date and (b) the Foreign Currency Advance Amount (Individual) for each Eligible Currency (other than Dollars) does not exceed the Foreign Currency Sublimit (Individual) applicable to such Eligible Currency as of such date. “Foreign Lender” means any Lender that is not a U.S. Person. “FRS Board” means the Board of Governors of the Federal Reserve System and, as applicable, the staff thereof. “Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase or extend the term of the Commitments (other than an increase in the Commitment of another Lender or the addition of a new Lender) or change the Facility Termination Date, (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, in each case owing to such Lender, (c) reduce the amount of any such payment of principal or interest owing to such Lender, (d) reduce the rate at which interest is payable to such Lender or any fee is payable hereunder to such Lender, excluding in each case, any such reduction as a result of a full or partial waiver of interest or fees accruing at a default rate imposed during an Event of Default or a result of a waiver of an Event of Default, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) alter the terms of Section 2.4(a), Section 8.3, Section 17.2 or any related definitions or provisions in a manner that would alter the effect of such Sections, (g) modify the definition of

-31- the “Required Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (h) extend the Revolving Period, (i) modify the definition of the terms “Advance Rate”, “Borrowing Base”, “Excess Concentration Amount”, “Facility Termination Date”, “First Lien Loan”, “Fundamental Amendment”, “Material Modification”, “Maximum Portfolio Advance Rate”, “Minimum Equity Test”, “Specified Borrowing Base Breach”, or any defined term used therein, in each case in a manner which would have the effect of making more credit available to the Borrower, or make such provision less restrictive on the Borrower in any other material fashion, or (j) agree to direct or indirect subordination of any lien on the Collateral securing the Obligations in connection with this Agreement. “Funding Date” means any Advance Date or any Reinvestment Date, as applicable. “FX Evaluation Date” means (a) each Funding Date, (b) each Determination Date, (c) the date on which any Event of Default occurs and (d) each other date requested by any other Lender in its sole discretion. “FX Reallocation Notice” has the meaning set forth in Section 2.2(d)(ii). “GAAP” means generally accepted accounting principles in the United States, which are applicable to the circumstances as of any day. “GBP” means the lawful currency for the time being of the United Kingdom. “GBP Advance” means each Advance made in GBP. “GBP Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “GBP Lender”. “GBSA” means the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act) (Trennbankengesetz), as amended. “GICS Industry Classification” means the industry classifications set forth in Schedule 2-B, as such industry classifications shall be updated in the sole discretion of the Facility Agent if MSCI Inc. publishes revised industry classifications. “Hazardous Materials” means all materials subject to any Environmental Law, including materials listed in 49 C.F.R. § 172.101, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition.

-36- “Majority Lenders” means, at any time, Required Lenders; provided that, in addition to the foregoing, if there are at least two (2) unaffiliated Lenders at such time, at least two (2) unaffiliated Lenders shall be required to constitute “Majority Lenders”. “Margin Stock” means “Margin Stock” as defined under Regulation U issued by the FRS Board. “Material Action” means an action to institute proceedings to have the Borrower be adjudicated bankrupt or insolvent, to file any insolvency case or proceeding, to institute proceedings under any applicable insolvency law, to seek relief under any law relating to relief from debts or the protection of debtors, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower or file a petition seeking, or consent to, reorganization or relief with respect to the Borrower under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or a substantial part of its property, or make any assignment for the benefit of creditors of the Borrower, or admit in writing the Borrower’s inability to pay its debts generally as they become due, or take action in furtherance of any such action. “Material Adverse Effect” means a material adverse effect on: (a) the assets, operations, properties, financial condition, or business of the Borrower or the Servicer; (b) the ability of the Borrower or the Servicer to perform its obligations under this Agreement or any of the other Transaction Documents; (c) the validity or enforceability of this Agreement, any of the other Transaction Documents, or the rights and remedies of the Secured Parties hereunder or thereunder taken as a whole; or (d) the aggregate value of the Collateral or on the assignments and security interests granted by the Borrower in this Agreement. “Material Modification” means any amendment or waiver of, or modification or supplement to, any Underlying Instrument governing a Collateral Obligation executed or effected on or after the related Cut-Off Date which: (a) reduces or forgives any or all of the principal amount due under such Collateral Obligation; (b) (i) waives one or more interest payments, (ii) permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Collateral Obligation (other than any deferral or capitalization already allowed by the terms of any Deferrable Collateral Obligation as of the related Cut-Off Date) or (iii) reduces the spread or coupon payable on such Collateral Obligation; (c) contractually or structurally subordinates such Collateral Obligation by operation of (i) a payment waterfall or any other priority of payment provisions, (ii) turnover provisions, (iii) the transfer of assets in order to limit recourse to the related Obligor or (iv) the granting of Liens (other than by the granting of Permitted Liens) on any of the collateral securing such Collateral Obligation, in each case, which requires the consent of the Borrower or any lender thereunder; (d) either extends or delays (i) the stated maturity date of such Collateral Obligation past the maturity date as of the related Cut-Off Date or (ii) the amortization schedule

-57- “Transparency Technical Standards” means Commission Delegated Regulation (EU) 2020/1224 and Commission Implementing Regulation (EU) 2020/1225, together with any other guidelines and technical standards published in relation thereto, in each case, as amended and in effect from time to time. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “UK AIFM Regulations” means the UK Alternative Investment Fund Managers Regulations 2013. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uncommitted Facility Amount” means the amount by which the LendersDBNY may agree, in theirits sole and absolute discretion, to make Advances in excess of their Commitmentsits Commitment pursuant to Section 2.1(a)(ii); provided that, the aggregate Advances Outstanding drawn from the Uncommitted Facility Amount pursuant to Section 2.1(a)(ii) shall not exceed, at any time, $150,000,000. “Underlying Instrument” means the loan agreement, credit agreement or other customary agreement pursuant to which a Collateral Obligation has been created or issued and each other agreement that governs the terms of or secures the obligations represented by such Collateral Obligation or of which the holders of such Collateral Obligation are the beneficiaries. “Undrawn Fee” means a fee payable pursuant to Section 3.1(b) for each day of the related Accrual Period equal to the product of (a) the difference of (i) the Committed Facility Amount on such day minus (ii) the aggregate Advances Outstanding drawn from the Committed Facility Amount pursuant to Section 2.1(a)(i) on such day minus (iii) the aggregate Commitments with respect to which a Make-Whole Fee is payable on such day multiplied by (b) the Undrawn Fee Rate on such day multiplied by (c) 1/360. “Undrawn Fee Rate” has the meaning set forth in the Fee Letter. “Unfunded Exposure Account” means the collective reference to the segregated, non-interest bearing securities accounts (within the meaning of Section 8-501 of the UCC) created and maintained on the books and records of the Securities Intermediary identified as unfunded exposure accounts and, in each case, (x) is in the name of the Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties, (y) includes any and all sub-accounts and (z) is established and maintained pursuant to Section 8.1(a).

-62- accounting principles. (m) On each Measurement Date, the status of each Eligible Collateral Obligation shall be re-determined by the Servicer as of such date and, as a consequence thereof, (i) Collateral Obligations that were previously Eligible Collateral Obligations on a prior Measurement Date may be excluded from the Aggregate Eligible Collateral Obligation Amount calculated on such Measurement Date and (ii) Collateral Obligations that were previously excluded from the Aggregate Eligible Collateral Obligation Amount on a prior Measurement Date may be included, with the consent of the Facility Agent in its sole discretion, in the Aggregate Eligible Collateral Obligation Amount calculated on such Measurement Date. ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTES Section 2.1 Advances. (a) On the terms and subject to the conditions set forth in this Agreement, from time to time during the Revolving Period, (i) with respect to the Committed Facility Amount, each Lender Group hereby agrees to make advances to or on behalf of the Borrower (individually, an “Advance” and collectively the “Advances”) and (ii) with respect to the Uncommitted Facility Amount, eachDBNY, as Lender, hereby agrees on an UNCOMMITTED AND ABSOLUTELY DISCRETIONARY basis, to consider making Advances to the Borrower pursuant to the foregoing clause (i) in its SOLE AND ABSOLUTE DISCRETION (each such date on which an Advance is made pursuant to this Section 2.1(a), an “Advance Date”), in each case, upon delivery of an Advance Request by or on behalf of the Borrower pursuant to Section 2.2(a); provided that, there shall be no more than two (2) Advance Dates during any calendar week. The AUD Advances shall be made solely by the AUD Lenders, the CAD Advances shall be made solely by the CAD Lenders, the Dollar Advances shall be made solely by the Dollar Lenders, the Euro Advances shall be made solely by the Euro Lenders and the GBP Advances shall be made solely by the GBP Lenders, in each case, in accordance with Section 2.2(d). (b) Under no circumstances shall any Lender be obligated to make an Advance pursuant to Section 2.1(a) if, after giving effect to such Advance and any purchase of Eligible Collateral Obligations in connection therewith, (x) the Advances Outstanding would exceed the Borrowing Base Measure on such day or (y) the Foreign Currency Sublimit Compliance Test would not be satisfied on such day. Under no circumstances shall any Lender make an Advance pursuant to Section 2.1(a)(ii) if, after giving effect to such Advance, (1) such Lender’s Advances Outstanding exceed, in the aggregate, the Maximum Facility Amount set forth opposite such Lender’s name on Annex B or (2) the aggregate Advances Outstanding exceed the total Maximum Facility Amount of all Lenders set forth on Annex B. Subject to the terms of this Agreement, during the Revolving Period, the Borrower may borrow, reborrow, repay and prepay (subject to the provisions of Section 2.4) one or more Advances. (c) NO LENDER HEREUNDER SHALL HAVE ANY COMMITMENT OR OBLIGATION TO MAKE ANY ADVANCE HEREUNDER FROM THE UNCOMMITTED FACILITY AMOUNT UNLESS AND UNTIL SUCH LENDER AFFIRMATIVELY COMMITS IN WRITING TO MAKE (OR ACTUALLY MAKES) SUCH REQUESTED ADVANCE.

-64- contrary herein, upon the occurrence of the earlier of (i) any acceleration of the maturity of Advances pursuant to Section 13.2 and (ii) the end of the Revolving Period, the Borrower shall request an Advance in the amount of the Aggregate Unfunded Amount minus the amount already on deposit in the Unfunded Exposure Account. Following receipt of such Advance Request, the Lenders shall fund such requested amount by transferring such amount directly to the Collateral Custodian to be deposited into the Unfunded Exposure Account, notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 6.2). (d) Currency Commitment Provisions. (i) Each Lender hereby agrees that (A) each Advance funded in AUDs shall be funded in its entirety by the AUD Lenders, (B) each Advance funded in CADs shall be funded in its entirety by the CAD Lenders, (C) each Advance funded in Dollars shall be funded in its entirety by the Dollar Lenders, (D) each Advance funded in Euros shall be funded in its entirety by the Euro Lenders and (E) each Advance funded in GBPs shall be funded in its entirety by the GBP Lenders; provided that, no Lender other than DBNY and its Affiliates shall be required to fund any Advances in any Eligible Currency (other than Dollars) in an amount greater than its Pro Rata Percentage of the Advances to be made in such Eligible Currency. On the date of each Advance, each Lender shall purchase and sell Advances in an aggregate amount such that, after giving effect to each such purchase, each Lender owns its Pro Rata Percentage of the Advances Outstanding. (ii) On each FX Evaluation Date, (A) the Servicer shall calculate the Borrowing Base and deliver such calculation to the Facility Agent and (B) the Facility Agent shall deliver in accordance with Section 17.3 to the Collateral Agent, the Servicer and each Agent such calculation of the Borrowing Base, together with each Pro Rata Percentage and the actual percentage of the Advances Outstanding owing to each Lender as of such FX Evaluation Date. If (x) there is on any FX Evaluation Date specified in clauses (a) or (c) of the definition thereof, any difference; (y) there is on any other FX Evaluation Date, a difference of 2.5% or more, in each case between any Lender’s actual percentage of the Advances Outstanding and such Lender’s Pro Rata Percentage; or (z) on any date any Lender has provided written notice to the Facility Agent that such Lender directs (in its sole discretion) a reallocation under this Section 2.2(d)(ii), the Facility Agent shall deliver, as directed by the Servicer or such Lender, as applicable, in accordance with Section 17.3 to each Agent (with a copy to the Collateral Agent) a notice in the form of Exhibit C-4 (each, an “FX Reallocation Notice”) directing each Lender to sell to, or purchase from, as applicable, the other Lenders Advances in an aggregate amount such that, after giving effect to each such purchase, each Lender owns its Pro Rata Percentage of the Advances Outstanding. Each Lender agrees to comply with the direction provided in the FX Reallocation Notice. Each such purchase and sale of Advances Outstanding shall occur on the second Business Day following delivery of the related FX Reallocation Notice (or, if the related FX Reallocation Notice is delivered to any Lender after 4:00 p.m. New York time, on the third Business Day following delivery of such FX Reallocation Notice) or, in each case, such shorter time period as agreed in writing by each affected Lender. (e) Notwithstanding anything to the contrary herein, at no time shall (i) any

-80- Collateral Obligation; (k) Borrower’s Certification. The Borrower shall have delivered to the Collateral Agent and the Facility Agent an Officer’s Certificate (which may be included as part of the Advance Request or Reinvestment Request) dated the date of such requested Advance or Reinvestment certifying that the conditions described in Sections 6.2(a) through (j) have been satisfied; (l) Establishment of Accounts. With respect to an Advance in an Eligible Currency other than Dollars, (i) the Facility Agent shall have received evidence that each Account for such Eligible Currency has been established pursuant to Section 8.1(a) within a sufficient amount of time prior to the Funding Date (as determined by the Facility Agent in its sole discretion) to allow the Facility Agent and each Lender to conduct call-back controls and verify the information with respect to the accounts and (ii) the Collateral Agent has obtained Control with respect to such Accounts in accordance with the terms of the Account Control Agreement; (m) Borrowing Base Model. The Borrower or the Servicer have delivered an Excel Borrowing Base model to the Facility Agent in connection with such Advance Request; (n) Specified Borrowing Base Breach. There shall be no Specified Borrowing Base Breach immediately after giving effect to such Advance or Reinvestment; (o) Uncommitted Facility Amount Advances. In connection with the making of any Advance hereunder from the Uncommitted Facility Amount, eachany Lender making any such an Advance has consented in writing (which consent may be evidenced by the making of such Advance by any such Lender), in its sole and absolute discretion, to make such Advance in excess of its Commitment from the Uncommitted Facility Amount pursuant to Section 2.1(a)(ii); and (p) Other. The Facility Agent shall have received such other approvals, documents, opinions, certificates and reports as it may request, which request is reasonable as to scope, content and timing. Section 6.3 Transfer of Collateral Obligations and Permitted Investments. (a) The Collateral Custodian shall hold all Certificated Securities (whether Collateral Obligations or Permitted Investments) and Instruments delivered to it in physical form at the Corporate Trust Office. (b) On the Effective Date (with respect to each Collateral Obligation and Permitted Investment owned by the Borrower on such date) and each time that the Borrower or the Servicer shall direct or cause the acquisition of any Collateral Obligation or Permitted Investment, the Borrower or the Servicer shall, if such Permitted Investment or, in the case of a Collateral Obligation, the related promissory note or assignment documentation has not already been delivered to the Collateral Custodian in accordance with the requirements set forth in Section 18.3(a), cause the delivery of such Permitted Investment or, in the case of a Collateral Obligation, the related promissory note or assignment documentation in accordance with the requirements set forth in Section 18.3(a) to the Collateral Custodian to be credited by the

-91- maintained by it that the Collateral Agent may from time to time reasonably request with respect to the Collateral Obligations and reasonably necessary to complete the reports and certificates required to be prepared by the Collateral Agent hereunder or required to permit the Collateral Agent to perform its obligations hereunder. Section 7.8 Notices. The Servicer shall deliver to the Facility Agent, the Collateral Agent and the Lenders, promptly after having obtained knowledge thereof, notice of any Servicer Default or Event of Default. The Servicer shall deliver to the Facility Agent and the Collateral Agent, promptly after having obtained knowledge thereof, notice of any Servicer Default, Event of Default or Material Modification. The Servicer shall deliver to the Facility Agent and the Collateral Agent, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer’s Certificate of any Unmatured Servicer Default or Unmatured Event of Default. Section 7.9 Procedural Review of Collateral Obligations; Access to Servicer and Servicer’s Records. (a) Each of the Borrower and the Servicer shall permit representatives of the Facility Agent at any time and from time to time as the Facility Agent shall reasonably request (x) to inspect and make copies of and abstracts from its records relating to the Collateral Obligations, and (y) to visit its properties in connection with the collection, processing or servicing of the Collateral Obligations for the purpose of examining such records, and to discuss matters relating to the Collateral Obligations or such Person’s performance under this Agreement and the other Transaction Documents with any officer or employee or auditor (if any) of such Person having knowledge of such matters. Each of the Borrower and the Servicer agrees to render to the Facility Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing; provided, that such assistance shall not interfere in any material respect with the Servicer’s business and operations. So long as no Unmatured Event of Default, Event of Default, Unmatured Servicer Default or Servicer Default has occurred and is continuing, such visits and inspections shall occur only (i) upon three (3) Business Days’ prior written notice, (ii) during normal business hours and (iii) no more than once in any calendar year. During the existence of an Unmatured Event of Default, an Event of Default, an Unmatured Servicer Default or a Servicer Default, there shall be no limit on the timing or number of such inspections and no prior notice will be required before any inspection. (b) The Borrower and the Servicer, as applicable, shall provide to the Facility Agent access to the Collateral Obligations and all other documents regarding the Collateral Obligations included as part of the Collateral and the Related Security in each case, in its possession, in such cases where the Facility Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon three (3) Business Days’ prior written notice (so long as no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing), (ii) during normal business hours and (iii) no more than once per calendar year (so long as no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing). From and after the Effective Date and periodically thereafter at the reasonable discretion of the Facility Agent, the Facility Agent may review the Borrower’s and the Servicer’s collection and administration of the Collateral Obligations in order to assess compliance by the Servicer with the Servicer’s written policies and procedures, as well as this Agreement and may, no more than once in any calendar

-124- (each a “Submission Date”): (x) on a date that is no later than one month after the Distribution Date in JuneOctober 2026 (the “First Submission Date”); and (y) thereafter on a quarterly basis, on a date that is no later than three months after the then most recent Submission Date (and no later than one month after the then most recent Distribution Date); (B) if following the First Submission Date, an SR Lender receives a request from its supervisory authority in respect of the EU Securitization Rules for Transparency Reports covering specific time periods between the Effective Date and the First Submission Date, the Equityholder will make reasonable efforts to procure the provision of any such Transparency Reports by the date specified by the SR Lender; (C) the data cut-off date in respect of each Transparency Report shall be no earlier than two months prior to such Transparency Report’s Submission Date (except as may otherwise be permitted or required at any time by the Article 7 Transparency and Reporting Requirements); (D) the Equityholder shall only be required to provide notification of any significant event of the type specified by Article 7(1)(g) of the EU Securitization Regulation to the extent that a notification or report in respect of the relevant event has not otherwise been provided by any person pursuant to any other provision of any Transaction Document; and (E) the Equityholder shall not be required to provide any information, documents or reports: (x) that is/are the subject of contractual confidentiality requirements; or (y) that is/are subject to laws governing the protection of confidentiality of information and the processing of personal data (all such information, documents and reports being collectively referred to as “Restricted Information”), unless, if it is Restricted Information that cannot be anonymized or aggregated, and there is no existing confidentiality agreement permitting the disclosure of Restricted Information to the SR Lenders, the Facility Agent and/or the SR Lenders enter into a confidentiality agreement reasonably acceptable to the Equityholder, with respect to such Restricted Information, so that it can be furnished to the Facility Agent and the SR Lenders. (d) The Equityholder represents that: (A) its investment in the Equity Interests were duly approved in accordance with its governing documents and investment policies; and (B) acting through the Investment Manager, the Equityholder established the transaction contemplated by the Transaction Documents by: (x) causing the incorporation the Borrower as a wholly-owned consolidated subsidiary for accounting purpose; (y) approving the eligibility criteria for the origination and acquisition of Collateral Obligations; (z) selecting the Investment Manager, determining the transaction structure and negotiating the Transaction Documents with the various transaction parties. (e) The Equityholder represents and undertakes that it: (i) was not established for, and does not operate for, the sole purpose of securitizing exposures; (ii) has, and

-138- the Borrower, the Equityholder or the Servicer; (c) any representation or warranty of the Borrower, the Equityholder or the Servicer made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower, the Equityholder or the Servicer to the Facility Agent or any Lender for purposes of or in connection with this Agreement or any other Transaction Document (including any Monthly Report) shall prove to have been false or incorrect in any material respect when made or deemed to have been made and, except in the case of a breach of the Borrower’s representation in Section 9.21(c), the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower, the Equityholder or the Servicer, and (ii) the date on which a Responsible Officer of the Borrower, the Equityholder or the Servicer acquires knowledge thereof; provided that, no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to the “eligibility” of any Collateral Obligation if the Borrower complies with its obligations in Section 7.11 with respect to such Collateral Obligation; (d) an Insolvency Event shall have occurred and be continuing with respect to any of the Borrower, the Servicer or the Equityholder; (e) (i) the Advances Outstanding hereunder exceed (x) the Borrowing Base by an amount greater than the Specified Borrowing Base Breach Amount or (y) the Maximum Availability, in each case, calculated in accordance with Section 1.2(g) and, in each case, such condition continues unremedied for two (2) consecutive Business Days, (ii) a Specified Borrowing Base Breach shall have occurred and continue unremedied for ninety (90) consecutive calendar days or (iii) the Foreign Currency Sublimit Compliance Test is not satisfied and such condition continues unremedied for ten (10) consecutive calendar days; (f) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6321 of the Code with regard to any of the assets of the Borrower; (g) an ERISA Event occurs that, alone or together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect; (h) (i) any Transaction Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or (ii) the Borrower or the Servicer or any other Person shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document; or (iii) any security interest securing any Obligation shall, in whole or in part, cease to be a perfected first priority security interest (except, as to priority, for Permitted Liens); (i) a Servicer Default shall have occurred and be continuing; (j) failure of the Borrower to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of $250,000, individually or in the aggregate; or the

-139- occurrence of any event or condition that gives rise to a right of acceleration with respect to such recourse debt in excess of $250,000; (k) a Change of Control shall have occurred; (l) (i) the Borrower shall become required to register as an “investment company” within the meaning of the 1940 Act or the arrangements contemplated by the Transaction Documents shall require registration as an “investment company” within the meaning of the 1940 Act or (ii) the Equityholder ceases to be a “business development company” within the meaning of the 1940 Act; (m) failure on the part of the Borrower, the Equityholder or the Servicer to (i) make any payment or deposit (including, without limitation, with respect to bifurcation and remittance of Principal Collections and Interest Collections or any other payment or deposit required to be made by the terms of the Transaction Documents) required by the terms of any Transaction Document in accordance with Section 7.3(b) and Section 10.10 or (ii) otherwise observe or perform any covenant, agreement or obligation with respect to the management and distribution of funds received with respect to the Collateral and, in each case, such failure remains unremedied for three (3) Business Days after the Borrower, the Equityholder or the Servicer obtains actual knowledge; (n) (i) failure of the Borrower to maintain at least one Independent Manager or (ii) the removal of any Independent Manager without Cause or prior written notice to the Facility Agent (in each case as required by the Constituent Documents of the Borrower); provided that, the Borrower shall have five (5) Business Days to replace any Independent Manager upon the death or incapacitation of the current Independent Manager; (o) the Borrower makes any assignment or attempted assignment of its respective rights or obligations under this Agreement or any other Transaction Document without first obtaining the specific written consent of the Facility Agent and each Lender, which consent may be withheld in the exercise of itseach such Person’s sole and absolute discretion; (p) any court shall render a final, non-appealable judgment against the Borrower in an amount in excess of $250,000 net of any amounts covered by insurance which shall not be satisfactorily stayed, discharged, vacated, set aside or satisfied within 30 days of the making thereof; (q) the Borrower, the Equityholder or the Servicer shall fail to perform or observe any term, covenant or agreement contained in Section 10.5 in any material respect and such failure, if susceptible to cure, has not been cured within ten (10) Business Days of the Borrower, the Equityholder or the Servicer obtaining actual knowledge thereof and, to the extent requested by the Facility Agent in its sole discretion, the Borrower shall have failed to deliver to the Facility Agent, within ten (10) Business Days of such request, a new or updated non-consolidation opinion in form and substance reasonably satisfactory to the Facility Agent; or (r) at any time, the Minimum Equity Test is not satisfied and such condition continues unremedied for two (2) consecutive Business Days.

-150- that, except to the extent that the Note Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Note Agent may be equitably subrogated, the Note Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Transaction Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Note Agent or other applicable Secured Party from the Borrower for the purpose of making payment in respect of the Obligations. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Note Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 14.12 shall survive the resignation or replacement of the Note Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof). ARTICLE XV ASSIGNMENTS Section 15.1 Restrictions on Assignments by the Borrower and the Servicer. Except as specifically provided herein, neither the Borrower nor the Servicer may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Facility Agent and the Required Lenderseach Lender in their respective sole discretion and any attempted assignment in violation of this Section 15.1 shall be null and void. Section 15.2 Documentation. In connection with any permitted assignment, each Lender shall deliver to each assignee an assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advance or Note to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee’s right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Notes evidencing such Advance. In the case of an assignment of any Commitment (or any portion thereof) or any Advance (or any portion thereof) the assignee shall execute and deliver to the Servicer, the Borrower, the Facility Agent and the Collateral Agent a fully executed assignment thereof or a Joinder Agreement substantially in the form of Exhibit E hereto. If the assignee is not

-157- Collateral Agent, the Collateral Custodian, any Affected Person, any Indemnified Party or any Lender or their respective successors and assigns. Without limiting the foregoing, each Lender is hereby authorized by the Servicer during the existence of an Event of Default, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Servicer to the amounts owed by the Servicer under this Agreement, to the Facility Agent, the Collateral Agent, the Collateral Custodian, any Affected Person, any Indemnified Party, any Agent or any Lender or their respective successors and assigns. Section 17.2 Amendments, Waivers. (a) This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 17.2. The Borrower, the Servicer, the Required Lenders and the Facility Agent may, from time to time enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Yield thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section 17.2 or Section 17.11, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders, (iii) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Agent, in each case without the prior written consent of the Collateral Agent and, (iv) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Custodian, in each case without the prior written consent of the Collateral Custodian, (v) constitute a Fundamental Amendment without the prior written consent of each Lender affected thereby, (vi) waive any Event of Default or Servicer Event of Default without the prior consent of the Majority Lenders or (vii) unless a Servicer Event of Default has occurred and is continuing, amend, modify or waive any provision adversely affecting the obligations or duties of the Servicer, in each case without the prior written consent of the Servicer. Upon execution of any amendments by the Borrower, the Servicer and the Facility Agent as provided herein, the Servicer shall deliver a copy of such amendment to the Collateral Agent. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement. Notwithstanding the foregoing, upon the determination by any Lender that its ownership of any of its rights or obligations hereunder is prohibited by Applicable Law (including, without limitation, the Volcker Rule and/or GBSA), each of the Borrower, the Servicer, each Lender, each Agent, the Collateral Agent, the Collateral Custodian and the Facility Agent hereby agree to work in good faith to amend or amend and restate the commercial terms of this Agreement (including, if necessary, to re-document under a note purchase agreement or indenture) to ensure future compliance with such Applicable Law. The Borrower and the Servicer each acknowledge that the Facility Agent may be

S-5 DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender By: ____________________________________ Name: Title: By: ____________________________________ Name: Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:____________________________________
Name:
Title:

By:____________________________________
Name:
Title:

S-6

WESTERN ALLIANCE BANK, as an Agent and as a Dollar Lender

By:_____________________________________
Name:
Title:

S-7

S-8 EAST WEST BANK, as an Agent and as a Dollar Lender By:____________________________________ Name: Title:

S-9 APPLE BANK, as an Agent and as a Dollar Lender By:____________________________________ Name: Title: \

A-1 ANNEX A CL LSF SPV I, LLC, as Borrower 201 Main Street, Suite 2100 Fort Worth, Texas 76102 Attention: Jeremiah Loeffler Email: CreditOps@crestlineinc.com CRESTLINE LENDING SOLUTIONS, LLC, as Equityholder and Servicer 201 Main Street, Suite 2100 Fort Worth, Texas 76102 Attention: Jeremiah Loeffler Email: CreditOps@crestlineinc.com STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and Collateral Custodian 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: peter.sabino@db.com; anuar.atiye-manzur@db.com DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: peter.sabino@db.com; anuar.atiye-manzur@db.com WESTERN ALLIANCE BANK, as an Agent and as a Dollar Lender One East Washington St. STE 1400 Phoenix, AZ 85004 Attention: Grant Pritchard Phone: (213) 362-5286 Email: GPritchard@westernalliancebank.com EAST WEST BANK, as an Agent and as a Dollar Lender 5001 Spring Valley Rd. Dallas, TX 75244 Telephone: (469) 801-7387 Attention: Pat Noonan Reference: CL LSF SPV I, LLC Email: FundFinanceLoans@eastwestbank.com

A-2 APPLE BANK, as an Agent and as a Dollar Lender 122 E 42nd Street, 9th Floor New York, NY 10168 Attention: Burt Feinberg Phone: (917) 691-1898 Email: lenderfinance@applebank.com

B-1 Annex B Lender Committed Facility Amount Uncommitted Facility Amount Maximum Facility Amount Deutsche Bank AG, New York Branch $350,000,000 365,000,000 $50,000,000 $400,000,000 415,000,000 Western Alliance Bank $100,000,000 $0 $100,000,000 East West Bank $50,000,000 $0 $50,000,000 Apple Bank $35,000,000 $0 $35,000,000 Total: $350,000,000 550,000,000 $50,000,000 $400,000,000 600,000,000

Appendix B ppendix

Conformed through Amendment No. 12 dated July 29September 18, 2026 SCHEDULES AND EXHIBITS TO LOAN FINANCING AND SERVICING AGREEMENT Dated as of September 19, 2025 (CL LSF SPV I, LLC) EXHIBITS EXHIBIT A Form of Note EXHIBIT B Audit Standards EXHIBIT C-1 Form of Advance Request EXHIBIT C-2 Form of Reinvestment Request EXHIBIT C-3 Form of Electronic Asset Approval Request EXHIBIT C-4 Form of FX Reallocation Notice EXHIBIT C-5 Form of Prepayment Notice EXHIBIT C-6 Form of Electronic Asset Approval Notice EXHIBIT D Form of Monthly Report EXHIBIT E Form of Joinder Agreement EXHIBIT F-1 Authorized Representatives of Servicer EXHIBIT F-2 Request for Release and Receipt EXHIBIT F-3 Request for Release of Request for Release and Receipt EXHIBIT G-1 U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships) EXHIBIT G-2 U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships) EXHIBIT G-3 U.S. Tax Compliance Certificate (Foreign Participants - Partnerships) EXHIBIT G-4 U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships) EXHIBIT H Schedule of Collateral Obligations Certification SCHEDULES SCHEDULE 1 Diversity Score Calculation SCHEDULE 2-A Moody’s Industry Classification Group List SCHEDULE 2-B GICS Industry Classification Group List SCHEDULE 3 Collateral Obligation Schedule SCHEDULE 4 Reserved SCHEDULE 5 Approved Valuation Firms

EXHIBIT C-1 FORM OF ADVANCE REQUEST DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzurtrinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com With a copy to: State Street Bank and Trust Company as Collateral Agent 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structure Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Each Agent at the address set forth in Annex A to the Loan Financing Agreement _______, 202__ RE: Advance Request: [$__________][Euro__________][GBP__________][CAD__________] [AUD__________] Gentlemen and Ladies: This Advance Request is delivered to you pursuant to Section 2.2 of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. The Borrower hereby requests that: 1. An Advance be made [from the Committed Facility Amount pursuant to Section 2.1(a)(i)] [from the Uncommitted Facility Amount pursuant to Section 2.1(a)(ii)] of the Loan Financing Agreement in the aggregate principal amount of

SCHEDULE 2 Advance Request Allocation of Advances1 Lender Advance from the [Uncommitted] [Committed] Facility Amount DEUTSCHE BANK AG, NEW YORK BRANCH $_______ Euro______ GBP______ CAD______ AUD______ WESTERN ALLIANCE BANK $_______ EAST WEST BANK $_______ APPLE BANK $_______ Total $_______ Euro______ GBP______ CAD______ AUD______ 1 To be completed by the Servicer.

EXHIBIT C-2 FORM OF REINVESTMENT REQUEST DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzurtrinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com With a copy to: State Street Bank and Trust Company as Collateral Agent 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structure Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Each Agent at the address set forth in Annex A to the Loan Financing Agreement _______, 202__ RE: Reinvestment Request: [$_________][Euro_________][GBP_________][CAD_________][AUD_________] Gentlemen and Ladies: This Reinvestment Request is delivered to you pursuant to Section 8.3(b) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. The Borrower hereby requests that the Collateral Agent provide to the Borrower, the Servicer and the Facility Agent, by facsimile or by email (to be received no later than 1:30 p.m. New York time on the date hereof), a statement reflecting the total amount on deposit on the date hereof in the Collection Account. The Borrower hereby requests that:

EXHIBIT C-3 FORM OF ELECTRONIC ASSET APPROVAL REQUEST DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzurtrinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com With a copy to: State Street Bank and Trust Company as Collateral Agent Email: StructuredTrustandAnalytics@StateStreet.com Each Agent at the electronic email address set forth in Annex A to the Loan Financing Agreement _______, 202__ This Electronic Asset Approval Request is delivered to you via email pursuant to Section 6.2(h) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. I. USE FOR ENTERPRISE VALUE LOANS COLLATERAL OBLIGATION INFORMATION Obligor Name Domicile Eligible Currency Obligor EBITDA (including cash and non-cash adjustments) EBITDA adjustment percentage (as a % of EBITDA) Collateral Obligation rating Pledged Amount Purchase Price

EXHIBIT C-4 FORM OF FX REALLOCATION NOTICE DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzurtrinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com Each Agent at the address set forth in Annex A to the Loan Financing Agreement With a copy to: State Street Bank and Trust Company as Collateral Agent 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structure Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com _______, 202__ RE: FX Reallocation Gentlemen and Ladies: This FX Reallocation Notice is delivered to you pursuant to Section 2.2(d) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as borrower, CRESTLINE LENDING SOLUTIONS, LLC, as servicer and equityholder, STATE STREET BANK AND TRUST COMPANY, as collateral agent and as collateral custodian, the agents and lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as facility agent (the “Facility Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. The Facility Agent hereby directs each Lender pursuant to Section 2.2(d) of the Loan

Financing Agreement to purchase and sell Advances in the following amounts: Lender Commitment Current Advances Outstanding Pro Rata Percentage Actual Pro Rata Percentage (prior to purchase/sale) Advances Outstanding to Purchase Advances Outstanding to Sell DEUTSCHE BANK AG, NEW YORK BRANCH $350,000,000 365,000,000 $_______ Euro______ GBP______ CAD______ AUD______ _____% _____% $_______ Euro______ GBP______ CAD______ AUD______ $_______ Euro______ GBP______ CAD______ AUD______ WESTERN ALLIANCE BANK $100,000,000 $_______ _____% _____% $_______ $_______ EAST WEST BANK $50,000,000 $_______ _____% _____% $_______ $_______ APPLE BANK $35,000,000 $_______ _____% _____% $_______ $_______ Total $350,000,000 550,000,000 $_______ Euro______ GBP______ CAD______ AUD______ 100% 100% $_______ Euro______ GBP______ CAD______ AUD______ $_______ Euro______ GBP______ CAD______ AUD______ Such reallocation shall occur on the second Business Day following delivery of this FX Reallocation Notice (or, if this FX Reallocation Notice is delivered to any Lender after 4:00 p.m. in the Applicable Time Zone, on the third Business Day following delivery of this FX Reallocation Notice) or, in each case, such shorter time period as agreed in writing by each affected Lender. [SIGNATURE PAGE FOLLOWS] DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

EXHIBIT C-5 FORM OF PREPAYMENT NOTICE DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzur trinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com State Street Bank and Trust Company as Collateral Agent 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structure Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Each Agent pursuant to the Loan Financing Agreement _______, 202__ RE: Prepayment Notice: [$__________] Gentlemen and Ladies: This Prepayment Notice is delivered to you pursuant to Section 2.4 of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. The Borrower hereby notifies the addressee hereto that: 1. A prepayment shall be made by the Borrower in an aggregate amount equal to [$][Euro][GBP][CAD][AUD] [______] of Advances, which shall be allocated as follows:

Lender Current Commitment Current Advances Outstanding Drawn From [the Committed Facility Amount Pursuant to Section 2.1(a)(i)] [the Uncommitted Facility Amount Pursuant to Section 2.1(a)(ii)] Advances Outstanding Drawn From the [Committed Facility Amount Pursuant to Section 2.1(a)(i)] [the Uncommitted Facility Amount Pursuant to Section 2.1(a)(ii)] to be Prepaid Advances Outstanding Drawn From the Committed Facility Amount Pursuant to Section 2.1(a)(i) After Prepayment Advances Outstanding Drawn From the Uncommitted Facility Amount Pursuant to Section 2.1(a)(ii) After Prepayment DEUTSCHE BANK AG, NEW YORK BRANCH $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ $_______ Euro_____ GBP_____ CAD_____ AUD_____ WESTERN ALLIANCE BANK $_______ $_______ $_______ $_______ $_______ EAST WEST BANK $_______ $_______ $_______ $_______ $_______ APPLE BANK $_______ $_______ $_______ $_______ $_______ Total $_______ Euro_____ GBP_____ $_______ Euro_____ GBP_____ $_______ Euro_____ GBP_____ $_______ Euro_____ GBP_____ $_______ Euro_____ GBP_____

Appendix C ppendix

FX REALLOCATION NOTICE DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, peter.sabino@db.com, trinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com Each Agent at the address set forth in Annex A to the Loan Financing Agreement With a copy to: State Street Bank and Trust Company as Collateral Agent 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structure Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com September 18, 2026 RE: FX Reallocation Gentlemen and Ladies: This FX Reallocation Notice is delivered to you pursuant to Section 2.2(d) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as borrower, CRESTLINE LENDING SOLUTIONS, LLC, as servicer and equityholder, STATE STREET BANK AND TRUST COMPANY, as collateral agent and as collateral custodian, the agents and lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as facility agent (the “Facility Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. On the date hereof, after giving effect to the purchase and sale of Advances, if any, occurring on such date and the reallocation of Commitments, each Lender shall have the Commitment set forth on Schedule I attached hereto and shall purchase and sell Advances in the amounts set forth on Schedule I attached hereto. The amount of Advances to be funded on the date hereof as set forth above shall be wired by the applicable purchasing Lenders to the Collateral Agent pursuant to the following wiring instructions:

WESTERN ALLIANCE BANK, EAST WEST BANK and APPLE BANK, as purchasing Lenders, to fund to the following account: Bank Name: State Street Bank ABA: 011-000-028 Account Name: CL LSF SPV I, LLC DDA: 11896032 Ref: Collection Account The Collateral Agent is hereby instructed to pay down DBNY, as the selling Lender, pursuant to the following wiring instructions: DEUTSCHE BANK AG, NEW YORK BRANCH: Bank Deutsche Bank Trust Company Americas ABA 021-001-033 Acct. Name DB Loan Operations Acct. # 60200119 Attention: bilat.deals-ny@db.com Ref: CL LSF SPV I, LLC Rate Information: Item Value 3 Month SOFR Rate 3.76407% Margin 1.950000% SOFR adjustment 0.000000% All In Rate 5.714070% Start Date August 31, 2026 Next Rate Change Date September 30, 2026 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SCHEDULE I FOLLOWS]

SCHEDULE I
to Reallocation Notice

Lender	Current Commitment	Current Advances Outstanding	Advances Outstanding to Purchase	Advances Outstanding to Sell	Commitment (*Pro Forma*)	Advances Outstanding (*Pro Forma*)
DEUTSCHE BANK AG, NEW YORK BRANCH	$350,000,000	$241,600,000	$0	$81,265,454.55	$365,000,000	$160,334,545.45
WESTERN ALLIANCE BANK	$0	$0	$43,927,272.73	$0	$100,000,000	$43,927,272.73
EAST WEST BANK	$0	$0	$21,963,636.36	$0	$50,000,000	$21,963,636.36
APPLE BANK	$0	$0	$15,374,545.45	$0	$35,000,000	$15,374,545.45
Total	**$350,000,000**	**$241,600,000**	**$81,265,454.54**	**$81,265,454.55**	**$550,000,000**	**$241,600,000.00**